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                                                                    EXHIBIT 10.4

                                                                   [WILLIS LOGO]

                               REINSURANCE BINDER

PER YOUR AUTHORIZATION, PLEASE BIND REINSURANCE AS FOLLOWS:

DATE:                  April 5, 2004

REINSURED:             Philadelphia Consolidated Holding Corp.
                       Philadelphia Insurance Company

NAME INSURED:          Community Association Risk Purchasing Group Program

LOCATION:              Bala Cynwyd, Pennsylvania

POLICY NUMBER:         TBD

POLICY PERIOD:         April 1, 2004 - April 1, 2005

REINSURANCE PERIOD:    April 1, 2004 - April 1, 2005

TYPE OF INSURANCE:     UMBRELLA LIABILITY

COMPANY POLICY LIMITS: $15,000,000 Each Occurrence / Aggregate
                       Where Applicable
                       Excess Scheduled Underlying

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COMPANY RETENTION
NET &/OR TREATY:

LAYER A)                       100% of First
                               $10,000,000 / $11,000,000  (See Note)
                               Each Occurrence / Aggregate
                               Where Applicable
                               Excess Scheduled Underlying

LAYER B)                       0% of
                               $4,000,000 / $5,000,000  (See Note)
                               Each Occurrence / Aggregate
                               Where Applicable
                               Excess of
                               $10,000,000 / $11,000,000
                               Each Occurrence / Aggregate

                               Excess Scheduled Underlying

REINSURANCE LIMIT(S):

LAYER B)                       100% of
                               $4,000,000 / $5,000,000  (See Note)
                               Each Occurrence / Aggregate
                               Where Applicable
                               Excess of
                               $10,000,000 / $11,000,000
                               Each Occurrence / Aggregate

                               Excess Scheduled Underlying

NOTE:

For consideration of the program limits covered hereunder, the following Reinsurance Limits apply:

(a) As respects for which the Company issues both the Primary and Umbrella Policy, The Company limits shall be $10,000,000 and the Reinsurance hereunder will be $5,000,000.

(b) As respects for which the Company issues only the Umbrella Policy, The Company limits shall be $11,000,000 and the Reinsurance hereunder will be $4,000,000.

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ESTIMATED
REINSURANCE PREMIUM:   $2,462,751 Gross / $1,785,494 Net

For consideration of the program covered hereunder, the Company shall pay the Reinsurer the following Reinsurance Premium:

      Condo

      (a)  $4.00 Gross / $2.90 Net For $5,000,000 Excess $10,000,000

      (b)  $3.20 Gross / $2.32 Net For $4,000,000 Excess $11,000,000


      Number of Condo Units estimated at 504,295.

      Single Family Dwelling (SFD)

      (a) $2.00 Gross / $1.45 Net For $5,000,000 Excess $10,000,000

      (b) $1.60 Gross / $1.16 Net For $4,000,000 Excess $11,000,000

      Number of Single Family Dwelling Units estimated at 457,333.

REINSURANCE PLACED WITH:

       Reinsurer               Participation        Percent                R/I Premium
       ---------               -------------        -------                -----------
Facultative Resources          $4,000,000 -          100%                 $1,785,494 Net
(Berkley Ins.)                 $5,000,000

BASIS OF ACCEPTANCE:    Follow Form Excess

CEDE COMMISSION:        27.5%

ORIGINAL CANCELLATION
CLAUSE: In the event that any policy reinsured under the Program is canceled or terminated, the reinsurance provided hereunder shall terminate automatically with the same effective date and the Company shall be entitled to a return of premium in accordance with the terms of the policy reinsured.

                        In the event of non-payment of premium, the Reinsurer may cancel this Binder by giving prior written notice of not less than 15 days. Any such cancellation shall be effective at midnight of the last day of the notice period.

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COMPANY POLICY TERMS/
EXTENSIONS/EXCLUSIONS:  Follow Form Company's Policy

ADDITIONAL REINSURANCE
TERMS AND CONDITIONS:   Excludes Asbestos, Pollution, Mold & Lead

ACCOUNTS:               The Reinsurer shall be provided with a monthly bordereau
                        no later than 30 days after the end of each month.

                        Reinsurance premium due to the Reinsurer shall be payable by the Company within 30 days after the end of each month subject to receipt and agreement of the bordereau.

UNDERLYING INSURANCE:   General Liability

                        $1,000,000  Each Occurrence
                        $2,000,000  General Aggregate
                        $2,000,000  Products/Completed Operations
                                    Aggregate

                        Automobile Liability

                        $1,000,000  Each Accident BI & PD
                                    Combined Single Limit

                        Employers Liability

                        $100,000  Each Employee
                        $500,000  Each Disease
                        $100,000  Policy Limit

                        Directors & Officers

                        $1,000,000  Per Loss
                        $1,000,000  Aggregate

                        Employee Benefits Liability

                        $1,000,000  Each Employee
                        $1,000,000  Aggregate

All other information as per our electronic submission of February 3, 2004.

Please confirm your agreement to bind coverage by return and advise assigned reference number as soon as possible.

Regards,

Rich Macrane
Vice President / Casualty Manager
Willis Re, Inc.